 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 13, 2026
Date of Report (Date of earliest event reported)

NEWSMAX INC.
(Exact name of registrant as specified in its charter)

Florida	024-12567	99-2600308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 Park of Commerce Drive, Suite 100
Boca Raton, Florida 33487
(Address of principal executive offices and zip code)

(561) 686-1165
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value per share	NMAX	New York Stock Exchange, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition.

On August 13, 2026, Newsmax Inc. (the "Company") issued a press release announcing its results of operations for the three months and six months ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in Item 2.02 of this Form 8-K and in the press release attached as Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in each of Item 2.02 of this Form 8-K and Exhibit 99.1 shall not be incorporated by reference in any filing made by the Company or other document under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing or document, except as shall be expressly set forth by specific reference in any such filing or document.

Item 7.01 - Regulation FD Disclosure

The Company has prepared presentation materials (the “Presentation Materials”) that management intends to use from time to time on and after August 13, 2026. The Presentation Materials are filed as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in the Presentation Materials is summary information that should be considered within the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While the Company may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so.

The information in this Item 7.01 and Exhibit 99.2 of this Current Report on Form 8-K is furnished and shall not be deemed to be “filed” for the purposes of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 7.01 and Exhibit 99.2 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in any such filing.

Item 9.01 - Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated August 13, 2026
99.2	Investor Relations Deck
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2026

Newsmax Inc.

By:	/s/ Darryle Burnham
Name:	Darryle Burnham
Title:	Chief Financial Officer